EXHIBIT 10.6

INDEMNITY AGREEMENT

     This Indemnity Agreement, dated as of November 24, 2004 (the “Agreement”) is made by and between Coinmach Service Corp., a Delaware corporation (the “Company”) and James N. Chapman, (the “Indemnitee”).

RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by adequate indemnification, due to increased exposure to litigation costs and risk resulting from their service to such corporations, and due to the fact that the exposure may bear no reasonable relationship to the compensation of such directors and officers;

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

     C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation may be beyond the personal resources of directors and officers;

     D. The Board of Directors of the Company (the “Board”) has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and to encourage such individuals to make the business decisions necessary or appropriate for the success of the Company and its Subsidiaries (as defined in Section 1 below), it is necessary for the Company to contractually indemnify its directors and certain of its officers, and certain of the directors and officers of its Subsidiaries, and to assume for itself maximum permissible liability for Expenses, losses, liabilities and damages in connection with claims against such officers and directors relating to their service in such capacities, and has further concluded that the failure to provide such contractual indemnification could result in significant harm to the Company and its Subsidiaries and the Company’s stockholders;

     E. The provisions of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) specifically state that the rights to indemnification and payment of expenses described therein are not exclusive, and thereby contemplate that contracts with respect to indemnification and payment of Expenses by the Company and similar obligations of the Company may be entered into by and between the Company and persons entitled to such rights described in the Certificate of Incorporation; and

     F. The Company desires the Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more of its Subsidiaries without undue concern for claims for damages arising out of or related to such services to the Company and/or one or more of its Subsidiaries.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

     (a) Agent. “Agent” means any person who (i) is or was a director, officer, employee, or other agent of the Company or a Subsidiary of the Company, (ii) is or was serving at the request of, for the convenience of, or to represent the “interest of the Company” or a Subsidiary of the Company as a director, officer, trustee, partner, employee, fiduciary or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity or enterprise or (iii) is or was serving in any capacity with respect to any employee, fiduciary benefits plans of the Company or any Subsidiary. For purposes of subsection (ii) of this Section 1(a), if Indemnitee is serving or has served as a director, officer, trustee, partner, employee, fiduciary or agent of a Subsidiary, Indemnitee shall be deemed to be serving at the request of the Company.

     (b) Controlled. “Controlled” means subject to the power to exercise a controlling influence over the management or policies of a corporation, partnership, joint venture, trust or other entity.

     (c) Expenses. “Expenses” includes all direct and indirect costs, fees and expenses of any type or nature whatsoever (including, without limitation, attorneys’ fees and related disbursements and retainers, other out-of-pocket costs such as fees and disbursements of expert witnesses, private investigators and professional advisors, court costs, transcript costs, fees of experts, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services and other disbursements and Expenses and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Company or any third party) actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense, settlement or appeal of, or otherwise related to a Proceeding or establishing or enforcing a right to indemnification under this Agreement or otherwise.

     (d) Proceeding. “Proceeding” means any threatened, pending, or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal or any other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 6 of this Agreement to enforce Indemnitee’s rights hereunder.

     (e) Subsidiary. “Subsidiary” means (i) any corporation of which 50% or more of the outstanding voting securities are owned directly or indirectly by the Company, or which is otherwise controlled by the Company, (ii) any partnership, joint venture, limited liability company, trust or other entity of which 50% or more of the equity interest is owned directly or indirectly by the Company, or which is otherwise controlled by the

Company or (iii) the Company owns a general partner or managing member or similar interest.

     2. Agreement To Serve. The Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent of the Company; provided, however, that nothing contained in this Agreement is intended to or shall (i) restrict the ability of the Indemnitee to resign at any time and for any reason from any current or future position or positions, (ii) create any right to continued employment of the Indemnitee in any current or future position or positions, or (iii) restrict the ability of the Company to terminate the employment or agency of Indemnitee at any time and for any reason (subject to compliance with the terms of any employment or other applicable agreement to which the Company (or any of its Subsidiaries) and the Indemnitee are parties).

     3. Indemnification as Agent.

     (a) Third Party Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity or otherwise at the request of the Company or any of its officers, directors, or stockholders, the Company shall indemnify and hold harmless the Indemnitee against any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or Proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding, or any claim, issue or matter in such a Proceeding by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such Proceeding, claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Section 6(c) below) that Indemnitee (i) did not act in good faith, or (ii) did not act in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, or (iii) with respect to any criminal Proceeding, had reasonable cause to believe his conduct was unlawful.

     (b) Derivative Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify and hold harmless the Indemnitee against any amounts paid in settlement of any such Proceeding and any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made with respect to any claim, issue or matter as to which such person has been finally adjudged to have been liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses as the court shall deem proper.

     (c) Scope of Indemnification. If the General Corporation Law of the State of Delaware (the “Delaware Law”) or any other applicable law is amended after the date hereof to permit the Company to indemnify Indemnitee for Expenses or liabilities, or to indemnify Indemnitee with respect to any action or Proceeding, not contemplated by this Agreement, then this Agreement (without any further action be either party hereto) shall automatically be deemed to be amended to require that the Company indemnify Indemnitee to the fullest extent permitted by the Delaware Law.

     4. Advancement of Expenses. Subject to Sections 7(a) and (b) below, the Company shall advance all Expenses actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of, or otherwise related to any Proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an Agent of the Company. Indemnitee hereby agrees to repay such amounts advanced if it shall ultimately be determined pursuant to Section 6 below that the Indemnitee is not entitled to be indemnified by the Company.

     5. Indemnification Procedures.

     (a) Notice by Indemnitee. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, provide written notice to the Company of the commencement or threat of commencement thereof; provided that the failure to give such notice shall not impair Indemnitee’s rights under this Agreement.

     (b) Notice to Insurer. If, at the time of the receipt of a notice of the commencement of a Proceeding pursuant to Section 5(a) above, the Company has in effect an insurance policy or policies providing directors’ and officers’ liability insurance, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

     (c) Assumption of Defense. In the event the Company shall be obligated to pay the Expenses of the Indemnitee with respect to any Proceeding, the Company shall be entitled to assume the defense of such Proceeding, with counsel of its choosing, upon the delivery to the Indemnitee of written notice of its election to do so, which written notice shall be delivered within ten (10) calendar days after receipt of written notice of the Proceeding pursuant to Section 5(a) above. After delivery of such notice, the Company will not be liable to the Indemnitee under this Agreement for any fees and Expenses of counsel which are subsequently incurred by the Indemnitee with respect to the same Proceeding; provided, however, that the Indemnitee shall have the right to employ his counsel in any such Proceeding at the Indemnitee’s expense; and provided further, that if (i) the employment of counsel by the Indemnitee has been previously authorized by the Company, or (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or that Indemnitee may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding in a timely manner, then, in any such case, the fees and Expenses of Indemnitee’s counsel shall be at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee’s choice, at the expense of the Company, to represent Indemnitee in connection with any such matter. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 5(c) shall not apply to a Proceeding brought by Indemnitee under Section 6 below or pursuant to Section 7(a) or (b) below.

     (d) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee. Indemnitee shall execute all documents required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights.

     (e) Cooperation by Indemnitee. Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

     6. Determination of Right to Indemnification.

     (a) Successful Proceeding. To the extent the Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding referred to in Section 3 above, the Company shall indemnify the Indemnitee against any and all Expenses actually and reasonably incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against any and all Expenses actually and reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter.

     (b) Other Proceeding. In the event that Section 6(a) above is inapplicable, or applicable only in part, the Company shall nevertheless indemnify the Indemnitee unless it is determined in a form described below that the Indemnitee has not met the applicable standard of conduct set forth in Section 3 above, if any, which entitles Indemnitee to such indemnification.

     (c) Forum in Event of Dispute. The Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under Section 6(b) hereof that the Indemnitee is not entitled to indemnification will be heard, from among the following (subject to provisions of applicable law):

     (i) by a majority vote of the directors of the Board who are not parties to such Proceeding, even though less than a quorum; or

     (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

     (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

     (iv) by the stockholders.

     (d) Submission of Company’s Claim. As soon as practicable, and in no event later than thirty (30) days after written notice of the Indemnitee’s choice of forum pursuant to Section 6(c) above, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee’s counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification. The Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

     (e) Appeal to Court. Notwithstanding a determination by any forum listed in Section 6(c) above that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee’s right to indemnification pursuant to this Agreement.

     (f) Indemnity for Expenses in Enforcement of Agreement. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing or Proceeding under this Section 6 involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other Proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that the claims and/or defenses of the Indemnitee in any such Proceeding was frivolous or made in bad faith.

     (g) Effect of Certain Resolutions. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee’s action was unlawful.

     (h) Failure To Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of indemnification hereunder or the advancement of Expenses under this Agreement shall not be a defense in any action brought under Section 6 above, and shall not create a presumption that such indemnification or advancement is not permissible.

     7. Exceptions.

     (a) Excluded Action or Omissions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

     (b) Claims Initiated by Indemnitee. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify or advance Expenses to the Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense or counterclaims asserted by Indemnitee in any Proceeding brought against Indemnitee, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the General Corporation Law of the State of Delaware, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board finds it to be appropriate.

     (c) Lack of Good Faith. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any Proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding was frivolous or made in bad faith.

     (d) Unauthorized Settlements. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any amount paid in settlement of a Proceeding effected without the prior written consent of the Company. The Company agrees not to unreasonably withhold its consent to any settlement.

     (e) No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     8. Non-exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Certificate of Incorporation or Amended and Restated Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and as to action in another capacity while occupying a position as an Agent of the Company.

     9. Interpretation of Agreement; Scope. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by applicable law. The benefits of this Agreement shall inure to the Indemnitee both with respect to acts done or not done by him both before and after this date.

     10. Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

     11. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 9 hereof.

     12. Modification and Waiver. Except as contemplated by Section 3(c), no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     13. Survival, Successors and Assigns. The Indemnitee’s rights under this Agreement shall continue after the Indemnitee has ceased acting as an Agent of the Company. The terms of this Agreement shall be binding on and inure to the benefit of the Company and its successors and assigns and shall be binding on and inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.

     14. Gender. The masculine, feminine or neuter pronouns used herein shall be interpreted without regard to gender, and the use of the singular or plural shall be deemed to include the other whenever the context so requires.

     15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and received by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. All notice to either party will be sent to the applicable address below, or as subsequently modified by written notice.

     If to the Company:

Coinmach Service Corp.
303 Sunnyside Blvd., Suite 70
Plainview, NY 11803
Attention: Robert M. Doyle

     If to Indemnitee, at such Indemnitee’s primary address listed in the records of the Company.

     16. Governing Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed exclusively by and construed according to the laws of the State of Delaware without regard to principles of conflicts of laws.

     17. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

COINMACH SERVICE CORP.

By:	/s/ Stephen R. Kerrigan

Title:	Chief Executive Officer

INDEMNITEE:	/s/ James N. Chapman

INDEMNITY AGREEMENT

     This Indemnity Agreement, dated as of November 24, 2004 (the “Agreement”) is made by and between Coinmach Service Corp., a Delaware corporation (the “Company”) and David A. Donnini, (the “Indemnitee”).

RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by adequate indemnification, due to increased exposure to litigation costs and risk resulting from their service to such corporations, and due to the fact that the exposure may bear no reasonable relationship to the compensation of such directors and officers;

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

     C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation may be beyond the personal resources of directors and officers;

     D. The Board of Directors of the Company (the “Board”) has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and to encourage such individuals to make the business decisions necessary or appropriate for the success of the Company and its Subsidiaries (as defined in Section 1 below), it is necessary for the Company to contractually indemnify its directors and certain of its officers, and certain of the directors and officers of its Subsidiaries, and to assume for itself maximum permissible liability for Expenses, losses, liabilities and damages in connection with claims against such officers and directors relating to their service in such capacities, and has further concluded that the failure to provide such contractual indemnification could result in significant harm to the Company and its Subsidiaries and the Company’s stockholders;

     E. The provisions of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) specifically state that the rights to indemnification and payment of expenses described therein are not exclusive, and thereby contemplate that contracts with respect to indemnification and payment of Expenses by the Company and similar obligations of the Company may be entered into by and between the Company and persons entitled to such rights described in the Certificate of Incorporation; and

     F. The Company desires the Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more of its Subsidiaries without undue concern for claims for damages arising out of or related to such services to the Company and/or one or more of its Subsidiaries.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

     (a) Agent. “Agent” means any person who (i) is or was a director, officer, employee, or other agent of the Company or a Subsidiary of the Company, (ii) is or was serving at the request of, for the convenience of, or to represent the “interest of the Company” or a Subsidiary of the Company as a director, officer, trustee, partner, employee, fiduciary or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity or enterprise or (iii) is or was serving in any capacity with respect to any employee, fiduciary benefits plans of the Company or any Subsidiary. For purposes of subsection (ii) of this Section 1(a), if Indemnitee is serving or has served as a director, officer, trustee, partner, employee, fiduciary or agent of a Subsidiary, Indemnitee shall be deemed to be serving at the request of the Company.

     (b) Controlled. “Controlled” means subject to the power to exercise a controlling influence over the management or policies of a corporation, partnership, joint venture, trust or other entity.

     (c) Expenses. “Expenses” includes all direct and indirect costs, fees and expenses of any type or nature whatsoever (including, without limitation, attorneys’ fees and related disbursements and retainers, other out-of-pocket costs such as fees and disbursements of expert witnesses, private investigators and professional advisors, court costs, transcript costs, fees of experts, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services and other disbursements and Expenses and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Company or any third party) actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense, settlement or appeal of, or otherwise related to a Proceeding or establishing or enforcing a right to indemnification under this Agreement or otherwise.

     (d) Proceeding. “Proceeding” means any threatened, pending, or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal or any other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 6 of this Agreement to enforce Indemnitee’s rights hereunder.

     (e) Subsidiary. “Subsidiary” means (i) any corporation of which 50% or more of the outstanding voting securities are owned directly or indirectly by the Company, or which is otherwise controlled by the Company, (ii) any partnership, joint venture, limited liability company, trust or other entity of which 50% or more of the equity interest is owned directly or indirectly by the Company, or which is otherwise controlled by the

Company or (iii) the Company owns a general partner or managing member or similar interest.

     2. Agreement To Serve. The Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent of the Company; provided, however, that nothing contained in this Agreement is intended to or shall (i) restrict the ability of the Indemnitee to resign at any time and for any reason from any current or future position or positions, (ii) create any right to continued employment of the Indemnitee in any current or future position or positions, or (iii) restrict the ability of the Company to terminate the employment or agency of Indemnitee at any time and for any reason (subject to compliance with the terms of any employment or other applicable agreement to which the Company (or any of its Subsidiaries) and the Indemnitee are parties).

     3. Indemnification as Agent.

     (a) Third Party Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity or otherwise at the request of the Company or any of its officers, directors, or stockholders, the Company shall indemnify and hold harmless the Indemnitee against any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or Proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding, or any claim, issue or matter in such a Proceeding by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such Proceeding, claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Section 6(c) below) that Indemnitee (i) did not act in good faith, or (ii) did not act in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, or (iii) with respect to any criminal Proceeding, had reasonable cause to believe his conduct was unlawful.

     (b) Derivative Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify and hold harmless the Indemnitee against any amounts paid in settlement of any such Proceeding and any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made with respect to any claim, issue or matter as to which such person has been finally adjudged to have been liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses as the court shall deem proper.

     (c) Scope of Indemnification. If the General Corporation Law of the State of Delaware (the “Delaware Law”) or any other applicable law is amended after the date hereof to permit the Company to indemnify Indemnitee for Expenses or liabilities, or to indemnify Indemnitee with respect to any action or Proceeding, not contemplated by this Agreement, then this Agreement (without any further action be either party hereto) shall automatically be deemed to be amended to require that the Company indemnify Indemnitee to the fullest extent permitted by the Delaware Law.

     4. Advancement of Expenses. Subject to Sections 7(a) and (b) below, the Company shall advance all Expenses actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of, or otherwise related to any Proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an Agent of the Company. Indemnitee hereby agrees to repay such amounts advanced if it shall ultimately be determined pursuant to Section 6 below that the Indemnitee is not entitled to be indemnified by the Company.

     5. Indemnification Procedures.

     (a) Notice by Indemnitee. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, provide written notice to the Company of the commencement or threat of commencement thereof; provided that the failure to give such notice shall not impair Indemnitee’s rights under this Agreement.

     (b) Notice to Insurer. If, at the time of the receipt of a notice of the commencement of a Proceeding pursuant to Section 5(a) above, the Company has in effect an insurance policy or policies providing directors’ and officers’ liability insurance, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

     (c) Assumption of Defense. In the event the Company shall be obligated to pay the Expenses of the Indemnitee with respect to any Proceeding, the Company shall be entitled to assume the defense of such Proceeding, with counsel of its choosing, upon the delivery to the Indemnitee of written notice of its election to do so, which written notice shall be delivered within ten (10) calendar days after receipt of written notice of the Proceeding pursuant to Section 5(a) above. After delivery of such notice, the Company will not be liable to the Indemnitee under this Agreement for any fees and Expenses of counsel which are subsequently incurred by the Indemnitee with respect to the same Proceeding; provided, however, that the Indemnitee shall have the right to employ his counsel in any such Proceeding at the Indemnitee’s expense; and provided further, that if (i) the employment of counsel by the Indemnitee has been previously authorized by the Company, or (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or that Indemnitee may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding in a timely manner, then, in any such case, the fees and Expenses of Indemnitee’s counsel shall be at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee’s choice, at the expense of the Company, to represent Indemnitee in connection with any such matter. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 5(c) shall not apply to a Proceeding brought by Indemnitee under Section 6 below or pursuant to Section 7(a) or (b) below.

     (d) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee. Indemnitee shall execute all documents required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights.

     (e) Cooperation by Indemnitee. Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

     6. Determination of Right to Indemnification.

     (a) Successful Proceeding. To the extent the Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding referred to in Section 3 above, the Company shall indemnify the Indemnitee against any and all Expenses actually and reasonably incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against any and all Expenses actually and reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter.

     (b) Other Proceeding. In the event that Section 6(a) above is inapplicable, or applicable only in part, the Company shall nevertheless indemnify the Indemnitee unless it is determined in a form described below that the Indemnitee has not met the applicable standard of conduct set forth in Section 3 above, if any, which entitles Indemnitee to such indemnification.

     (c) Forum in Event of Dispute. The Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under Section 6(b) hereof that the Indemnitee is not entitled to indemnification will be heard, from among the following (subject to provisions of applicable law):

     (i) by a majority vote of the directors of the Board who are not parties to such Proceeding, even though less than a quorum; or

     (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

     (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

     (iv) by the stockholders.

     (d) Submission of Company’s Claim. As soon as practicable, and in no event later than thirty (30) days after written notice of the Indemnitee’s choice of forum pursuant to Section 6(c) above, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee’s counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification. The Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

     (e) Appeal to Court. Notwithstanding a determination by any forum listed in Section 6(c) above that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee’s right to indemnification pursuant to this Agreement.

     (f) Indemnity for Expenses in Enforcement of Agreement. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing or Proceeding under this Section 6 involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other Proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that the claims and/or defenses of the Indemnitee in any such Proceeding was frivolous or made in bad faith.

     (g) Effect of Certain Resolutions. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee’s action was unlawful.

     (h) Failure To Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of indemnification hereunder or the advancement of Expenses under this Agreement shall not be a defense in any action brought under Section 6 above, and shall not create a presumption that such indemnification or advancement is not permissible.

     7. Exceptions.

     (a) Excluded Action or Omissions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

     (b) Claims Initiated by Indemnitee. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify or advance Expenses to the Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense or counterclaims asserted by Indemnitee in any Proceeding brought against Indemnitee, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the General Corporation Law of the State of Delaware, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board finds it to be appropriate.

     (c) Lack of Good Faith. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any Proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding was frivolous or made in bad faith.

     (d) Unauthorized Settlements. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any amount paid in settlement of a Proceeding effected without the prior written consent of the Company. The Company agrees not to unreasonably withhold its consent to any settlement.

     (e) No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     8. Non-exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Certificate of Incorporation or Amended and Restated Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and as to action in another capacity while occupying a position as an Agent of the Company.

     9. Interpretation of Agreement; Scope. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by applicable law. The benefits of this Agreement shall inure to the Indemnitee both with respect to acts done or not done by him both before and after this date.

     10. Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

     11. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 9 hereof.

     12. Modification and Waiver. Except as contemplated by Section 3(c), no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     13. Survival, Successors and Assigns. The Indemnitee’s rights under this Agreement shall continue after the Indemnitee has ceased acting as an Agent of the Company. The terms of this Agreement shall be binding on and inure to the benefit of the Company and its successors and assigns and shall be binding on and inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.

     14. Gender. The masculine, feminine or neuter pronouns used herein shall be interpreted without regard to gender, and the use of the singular or plural shall be deemed to include the other whenever the context so requires.

     15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and received by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. All notice to either party will be sent to the applicable address below, or as subsequently modified by written notice.

     If to the Company:

Coinmach Service Corp.
303 Sunnyside Blvd., Suite 70
Plainview, NY 11803
Attention: Robert M. Doyle

     If to Indemnitee, at such Indemnitee’s primary address listed in the records of the Company.

     16. Governing Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed exclusively by and construed according to the laws of the State of Delaware without regard to principles of conflicts of laws.

     17. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

COINMACH SERVICE CORP.

By:	/s/ Stephen R. Kerrigan

Title:	Chief Executive Officer

INDEMNITEE:	/s/ David A. Donnini

INDEMNITY AGREEMENT

     This Indemnity Agreement, dated as of November 24, 2004 (the “Agreement”) is made by and between Coinmach Service Corp., a Delaware corporation (the “Company”) and Robert M. Doyle, (the “Indemnitee”).

RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by adequate indemnification, due to increased exposure to litigation costs and risk resulting from their service to such corporations, and due to the fact that the exposure may bear no reasonable relationship to the compensation of such directors and officers;

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

     C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation may be beyond the personal resources of directors and officers;

     D. The Board of Directors of the Company (the “Board”) has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and to encourage such individuals to make the business decisions necessary or appropriate for the success of the Company and its Subsidiaries (as defined in Section 1 below), it is necessary for the Company to contractually indemnify its directors and certain of its officers, and certain of the directors and officers of its Subsidiaries, and to assume for itself maximum permissible liability for Expenses, losses, liabilities and damages in connection with claims against such officers and directors relating to their service in such capacities, and has further concluded that the failure to provide such contractual indemnification could result in significant harm to the Company and its Subsidiaries and the Company’s stockholders;

     E. The provisions of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) specifically state that the rights to indemnification and payment of expenses described therein are not exclusive, and thereby contemplate that contracts with respect to indemnification and payment of Expenses by the Company and similar obligations of the Company may be entered into by and between the Company and persons entitled to such rights described in the Certificate of Incorporation; and

     F. The Company desires the Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more of its Subsidiaries without undue concern for claims for damages arising out of or related to such services to the Company and/or one or more of its Subsidiaries.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

     (a) Agent. “Agent” means any person who (i) is or was a director, officer, employee, or other agent of the Company or a Subsidiary of the Company, (ii) is or was serving at the request of, for the convenience of, or to represent the “interest of the Company” or a Subsidiary of the Company as a director, officer, trustee, partner, employee, fiduciary or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity or enterprise or (iii) is or was serving in any capacity with respect to any employee, fiduciary benefits plans of the Company or any Subsidiary. For purposes of subsection (ii) of this Section 1(a), if Indemnitee is serving or has served as a director, officer, trustee, partner, employee, fiduciary or agent of a Subsidiary, Indemnitee shall be deemed to be serving at the request of the Company.

     (b) Controlled. “Controlled” means subject to the power to exercise a controlling influence over the management or policies of a corporation, partnership, joint venture, trust or other entity.

     (c) Expenses. “Expenses” includes all direct and indirect costs, fees and expenses of any type or nature whatsoever (including, without limitation, attorneys’ fees and related disbursements and retainers, other out-of-pocket costs such as fees and disbursements of expert witnesses, private investigators and professional advisors, court costs, transcript costs, fees of experts, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services and other disbursements and Expenses and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Company or any third party) actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense, settlement or appeal of, or otherwise related to a Proceeding or establishing or enforcing a right to indemnification under this Agreement or otherwise.

     (d) Proceeding. “Proceeding” means any threatened, pending, or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal or any other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 6 of this Agreement to enforce Indemnitee’s rights hereunder.

     (e) Subsidiary. “Subsidiary” means (i) any corporation of which 50% or more of the outstanding voting securities are owned directly or indirectly by the Company, or which is otherwise controlled by the Company, (ii) any partnership, joint venture, limited liability company, trust or other entity of which 50% or more of the equity interest is owned directly or indirectly by the Company, or which is otherwise controlled by the

Company or (iii) the Company owns a general partner or managing member or similar interest.

     2. Agreement To Serve. The Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent of the Company; provided, however, that nothing contained in this Agreement is intended to or shall (i) restrict the ability of the Indemnitee to resign at any time and for any reason from any current or future position or positions, (ii) create any right to continued employment of the Indemnitee in any current or future position or positions, or (iii) restrict the ability of the Company to terminate the employment or agency of Indemnitee at any time and for any reason (subject to compliance with the terms of any employment or other applicable agreement to which the Company (or any of its Subsidiaries) and the Indemnitee are parties).

     3. Indemnification as Agent.

     (a) Third Party Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity or otherwise at the request of the Company or any of its officers, directors, or stockholders, the Company shall indemnify and hold harmless the Indemnitee against any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or Proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding, or any claim, issue or matter in such a Proceeding by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such Proceeding, claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Section 6(c) below) that Indemnitee (i) did not act in good faith, or (ii) did not act in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, or (iii) with respect to any criminal Proceeding, had reasonable cause to believe his conduct was unlawful.

     (b) Derivative Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify and hold harmless the Indemnitee against any amounts paid in settlement of any such Proceeding and any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made with respect to any claim, issue or matter as to which such person has been finally adjudged to have been liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses as the court shall deem proper.

     (c) Scope of Indemnification. If the General Corporation Law of the State of Delaware (the “Delaware Law”) or any other applicable law is amended after the date hereof to permit the Company to indemnify Indemnitee for Expenses or liabilities, or to indemnify Indemnitee with respect to any action or Proceeding, not contemplated by this Agreement, then this Agreement (without any further action be either party hereto) shall automatically be deemed to be amended to require that the Company indemnify Indemnitee to the fullest extent permitted by the Delaware Law.

     4. Advancement of Expenses. Subject to Sections 7(a) and (b) below, the Company shall advance all Expenses actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of, or otherwise related to any Proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an Agent of the Company. Indemnitee hereby agrees to repay such amounts advanced if it shall ultimately be determined pursuant to Section 6 below that the Indemnitee is not entitled to be indemnified by the Company.

     5. Indemnification Procedures.

     (a) Notice by Indemnitee. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, provide written notice to the Company of the commencement or threat of commencement thereof; provided that the failure to give such notice shall not impair Indemnitee’s rights under this Agreement.

     (b) Notice to Insurer. If, at the time of the receipt of a notice of the commencement of a Proceeding pursuant to Section 5(a) above, the Company has in effect an insurance policy or policies providing directors’ and officers’ liability insurance, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

     (c) Assumption of Defense. In the event the Company shall be obligated to pay the Expenses of the Indemnitee with respect to any Proceeding, the Company shall be entitled to assume the defense of such Proceeding, with counsel of its choosing, upon the delivery to the Indemnitee of written notice of its election to do so, which written notice shall be delivered within ten (10) calendar days after receipt of written notice of the Proceeding pursuant to Section 5(a) above. After delivery of such notice, the Company will not be liable to the Indemnitee under this Agreement for any fees and Expenses of counsel which are subsequently incurred by the Indemnitee with respect to the same Proceeding; provided, however, that the Indemnitee shall have the right to employ his counsel in any such Proceeding at the Indemnitee’s expense; and provided further, that if (i) the employment of counsel by the Indemnitee has been previously authorized by the Company, or (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or that Indemnitee may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding in a timely manner, then, in any such case, the fees and Expenses of Indemnitee’s counsel shall be at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee’s choice, at the expense of the Company, to represent Indemnitee in connection with any such matter. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 5(c) shall not apply to a Proceeding brought by Indemnitee under Section 6 below or pursuant to Section 7(a) or (b) below.

     (d) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee. Indemnitee shall execute all documents required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights.

     (e) Cooperation by Indemnitee. Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

     6. Determination of Right to Indemnification.

     (a) Successful Proceeding. To the extent the Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding referred to in Section 3 above, the Company shall indemnify the Indemnitee against any and all Expenses actually and reasonably incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against any and all Expenses actually and reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter.

     (b) Other Proceeding. In the event that Section 6(a) above is inapplicable, or applicable only in part, the Company shall nevertheless indemnify the Indemnitee unless it is determined in a form described below that the Indemnitee has not met the applicable standard of conduct set forth in Section 3 above, if any, which entitles Indemnitee to such indemnification.

     (c) Forum in Event of Dispute. The Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under Section 6(b) hereof that the Indemnitee is not entitled to indemnification will be heard, from among the following (subject to provisions of applicable law):

     (i) by a majority vote of the directors of the Board who are not parties to such Proceeding, even though less than a quorum; or

     (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

     (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

     (iv) by the stockholders.

     (d) Submission of Company’s Claim. As soon as practicable, and in no event later than thirty (30) days after written notice of the Indemnitee’s choice of forum pursuant to Section 6(c) above, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee’s counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification. The Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

     (e) Appeal to Court. Notwithstanding a determination by any forum listed in Section 6(c) above that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee’s right to indemnification pursuant to this Agreement.

     (f) Indemnity for Expenses in Enforcement of Agreement. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing or Proceeding under this Section 6 involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other Proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that the claims and/or defenses of the Indemnitee in any such Proceeding was frivolous or made in bad faith.

     (g) Effect of Certain Resolutions. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee’s action was unlawful.

     (h) Failure To Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of indemnification hereunder or the advancement of Expenses under this Agreement shall not be a defense in any action brought under Section 6 above, and shall not create a presumption that such indemnification or advancement is not permissible.

     7. Exceptions.

     (a) Excluded Action or Omissions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

     (b) Claims Initiated by Indemnitee. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify or advance Expenses to the Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense or counterclaims asserted by Indemnitee in any Proceeding brought against Indemnitee, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the General Corporation Law of the State of Delaware, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board finds it to be appropriate.

     (c) Lack of Good Faith. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any Proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding was frivolous or made in bad faith.

     (d) Unauthorized Settlements. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any amount paid in settlement of a Proceeding effected without the prior written consent of the Company. The Company agrees not to unreasonably withhold its consent to any settlement.

     (e) No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     8. Non-exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Certificate of Incorporation or Amended and Restated Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and as to action in another capacity while occupying a position as an Agent of the Company.

     9. Interpretation of Agreement; Scope. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by applicable law. The benefits of this Agreement shall inure to the Indemnitee both with respect to acts done or not done by him both before and after this date.

     10. Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

     11. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 9 hereof.

     12. Modification and Waiver. Except as contemplated by Section 3(c), no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     13. Survival, Successors and Assigns. The Indemnitee’s rights under this Agreement shall continue after the Indemnitee has ceased acting as an Agent of the Company. The terms of this Agreement shall be binding on and inure to the benefit of the Company and its successors and assigns and shall be binding on and inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.

     14. Gender. The masculine, feminine or neuter pronouns used herein shall be interpreted without regard to gender, and the use of the singular or plural shall be deemed to include the other whenever the context so requires.

     15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and received by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. All notice to either party will be sent to the applicable address below, or as subsequently modified by written notice.

     If to the Company:

Coinmach Service Corp.
303 Sunnyside Blvd., Suite 70
Plainview, NY 11803
Attention: Robert M. Doyle

     If to Indemnitee, at such Indemnitee’s primary address listed in the records of the Company.

     16. Governing Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed exclusively by and construed according to the laws of the State of Delaware without regard to principles of conflicts of laws.

     17. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

COINMACH SERVICE CORP.

By:	/s/ Stephen R. Kerrigan

Title:	Chief Executive Officer

INDEMNITEE:	/s/ Robert M. Doyle

INDEMNITY AGREEMENT

     This Indemnity Agreement, dated as of November 24, 2004 (the “Agreement”) is made by and between Coinmach Service Corp., a Delaware corporation (the “Company”) and Bruce V. Rauner, (the “Indemnitee”).

RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by adequate indemnification, due to increased exposure to litigation costs and risk resulting from their service to such corporations, and due to the fact that the exposure may bear no reasonable relationship to the compensation of such directors and officers;

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

     C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation may be beyond the personal resources of directors and officers;

     D. The Board of Directors of the Company (the “Board”) has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and to encourage such individuals to make the business decisions necessary or appropriate for the success of the Company and its Subsidiaries (as defined in Section 1 below), it is necessary for the Company to contractually indemnify its directors and certain of its officers, and certain of the directors and officers of its Subsidiaries, and to assume for itself maximum permissible liability for Expenses, losses, liabilities and damages in connection with claims against such officers and directors relating to their service in such capacities, and has further concluded that the failure to provide such contractual indemnification could result in significant harm to the Company and its Subsidiaries and the Company’s stockholders;

     E. The provisions of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) specifically state that the rights to indemnification and payment of expenses described therein are not exclusive, and thereby contemplate that contracts with respect to indemnification and payment of Expenses by the Company and similar obligations of the Company may be entered into by and between the Company and persons entitled to such rights described in the Certificate of Incorporation; and

     F. The Company desires the Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more of its Subsidiaries without undue concern for claims for damages arising out of or related to such services to the Company and/or one or more of its Subsidiaries.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

     (a) Agent. “Agent” means any person who (i) is or was a director, officer, employee, or other agent of the Company or a Subsidiary of the Company, (ii) is or was serving at the request of, for the convenience of, or to represent the “interest of the Company” or a Subsidiary of the Company as a director, officer, trustee, partner, employee, fiduciary or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity or enterprise or (iii) is or was serving in any capacity with respect to any employee, fiduciary benefits plans of the Company or any Subsidiary. For purposes of subsection (ii) of this Section 1(a), if Indemnitee is serving or has served as a director, officer, trustee, partner, employee, fiduciary or agent of a Subsidiary, Indemnitee shall be deemed to be serving at the request of the Company.

     (b) Controlled. “Controlled” means subject to the power to exercise a controlling influence over the management or policies of a corporation, partnership, joint venture, trust or other entity.

     (c) Expenses. “Expenses” includes all direct and indirect costs, fees and expenses of any type or nature whatsoever (including, without limitation, attorneys’ fees and related disbursements and retainers, other out-of-pocket costs such as fees and disbursements of expert witnesses, private investigators and professional advisors, court costs, transcript costs, fees of experts, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services and other disbursements and Expenses and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Company or any third party) actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense, settlement or appeal of, or otherwise related to a Proceeding or establishing or enforcing a right to indemnification under this Agreement or otherwise.

     (d) Proceeding. “Proceeding” means any threatened, pending, or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal or any other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 6 of this Agreement to enforce Indemnitee’s rights hereunder.

     (e) Subsidiary. “Subsidiary” means (i) any corporation of which 50% or more of the outstanding voting securities are owned directly or indirectly by the Company, or which is otherwise controlled by the Company, (ii) any partnership, joint venture, limited liability company, trust or other entity of which 50% or more of the equity interest is owned directly or indirectly by the Company, or which is otherwise controlled by the

Company or (iii) the Company owns a general partner or managing member or similar interest.

     2. Agreement To Serve. The Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent of the Company; provided, however, that nothing contained in this Agreement is intended to or shall (i) restrict the ability of the Indemnitee to resign at any time and for any reason from any current or future position or positions, (ii) create any right to continued employment of the Indemnitee in any current or future position or positions, or (iii) restrict the ability of the Company to terminate the employment or agency of Indemnitee at any time and for any reason (subject to compliance with the terms of any employment or other applicable agreement to which the Company (or any of its Subsidiaries) and the Indemnitee are parties).

     3. Indemnification as Agent.

     (a) Third Party Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity or otherwise at the request of the Company or any of its officers, directors, or stockholders, the Company shall indemnify and hold harmless the Indemnitee against any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or Proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding, or any claim, issue or matter in such a Proceeding by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such Proceeding, claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Section 6(c) below) that Indemnitee (i) did not act in good faith, or (ii) did not act in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, or (iii) with respect to any criminal Proceeding, had reasonable cause to believe his conduct was unlawful.

     (b) Derivative Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify and hold harmless the Indemnitee against any amounts paid in settlement of any such Proceeding and any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made with respect to any claim, issue or matter as to which such person has been finally adjudged to have been liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses as the court shall deem proper.

     (c) Scope of Indemnification. If the General Corporation Law of the State of Delaware (the “Delaware Law”) or any other applicable law is amended after the date hereof to permit the Company to indemnify Indemnitee for Expenses or liabilities, or to indemnify Indemnitee with respect to any action or Proceeding, not contemplated by this Agreement, then this Agreement (without any further action be either party hereto) shall automatically be deemed to be amended to require that the Company indemnify Indemnitee to the fullest extent permitted by the Delaware Law.

     4. Advancement of Expenses. Subject to Sections 7(a) and (b) below, the Company shall advance all Expenses actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of, or otherwise related to any Proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an Agent of the Company. Indemnitee hereby agrees to repay such amounts advanced if it shall ultimately be determined pursuant to Section 6 below that the Indemnitee is not entitled to be indemnified by the Company.

     5. Indemnification Procedures.

     (a) Notice by Indemnitee. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, provide written notice to the Company of the commencement or threat of commencement thereof; provided that the failure to give such notice shall not impair Indemnitee’s rights under this Agreement.

     (b) Notice to Insurer. If, at the time of the receipt of a notice of the commencement of a Proceeding pursuant to Section 5(a) above, the Company has in effect an insurance policy or policies providing directors’ and officers’ liability insurance, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

     (c) Assumption of Defense. In the event the Company shall be obligated to pay the Expenses of the Indemnitee with respect to any Proceeding, the Company shall be entitled to assume the defense of such Proceeding, with counsel of its choosing, upon the delivery to the Indemnitee of written notice of its election to do so, which written notice shall be delivered within ten (10) calendar days after receipt of written notice of the Proceeding pursuant to Section 5(a) above. After delivery of such notice, the Company will not be liable to the Indemnitee under this Agreement for any fees and Expenses of counsel which are subsequently incurred by the Indemnitee with respect to the same Proceeding; provided, however, that the Indemnitee shall have the right to employ his counsel in any such Proceeding at the Indemnitee’s expense; and provided further, that if (i) the employment of counsel by the Indemnitee has been previously authorized by the Company, or (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or that Indemnitee may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding in a timely manner, then, in any such case, the fees and Expenses of Indemnitee’s counsel shall be at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee’s choice, at the expense of the Company, to represent Indemnitee in connection with any such matter. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 5(c) shall not apply to a Proceeding brought by Indemnitee under Section 6 below or pursuant to Section 7(a) or (b) below.

     (d) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee. Indemnitee shall execute all documents required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights.

     (e) Cooperation by Indemnitee. Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

     6. Determination of Right to Indemnification.

     (a) Successful Proceeding. To the extent the Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding referred to in Section 3 above, the Company shall indemnify the Indemnitee against any and all Expenses actually and reasonably incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against any and all Expenses actually and reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter.

     (b) Other Proceeding. In the event that Section 6(a) above is inapplicable, or applicable only in part, the Company shall nevertheless indemnify the Indemnitee unless it is determined in a form described below that the Indemnitee has not met the applicable standard of conduct set forth in Section 3 above, if any, which entitles Indemnitee to such indemnification.

     (c) Forum in Event of Dispute. The Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under Section 6(b) hereof that the Indemnitee is not entitled to indemnification will be heard, from among the following (subject to provisions of applicable law):

     (i) by a majority vote of the directors of the Board who are not parties to such Proceeding, even though less than a quorum; or

     (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

     (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

     (iv) by the stockholders.

     (d) Submission of Company’s Claim. As soon as practicable, and in no event later than thirty (30) days after written notice of the Indemnitee’s choice of forum pursuant to Section 6(c) above, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee’s counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification. The Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

     (e) Appeal to Court. Notwithstanding a determination by any forum listed in Section 6(c) above that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee’s right to indemnification pursuant to this Agreement.

     (f) Indemnity for Expenses in Enforcement of Agreement. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing or Proceeding under this Section 6 involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other Proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that the claims and/or defenses of the Indemnitee in any such Proceeding was frivolous or made in bad faith.

     (g) Effect of Certain Resolutions. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee’s action was unlawful.

     (h) Failure To Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of indemnification hereunder or the advancement of Expenses under this Agreement shall not be a defense in any action brought under Section 6 above, and shall not create a presumption that such indemnification or advancement is not permissible.

     7. Exceptions.

     (a) Excluded Action or Omissions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

     (b) Claims Initiated by Indemnitee. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify or advance Expenses to the Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense or counterclaims asserted by Indemnitee in any Proceeding brought against Indemnitee, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the General Corporation Law of the State of Delaware, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board finds it to be appropriate.

     (c) Lack of Good Faith. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any Proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding was frivolous or made in bad faith.

     (d) Unauthorized Settlements. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any amount paid in settlement of a Proceeding effected without the prior written consent of the Company. The Company agrees not to unreasonably withhold its consent to any settlement.

     (e) No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     8. Non-exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Certificate of Incorporation or Amended and Restated Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and as to action in another capacity while occupying a position as an Agent of the Company.

     9. Interpretation of Agreement; Scope. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by applicable law. The benefits of this Agreement shall inure to the Indemnitee both with respect to acts done or not done by him both before and after this date.

     10. Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

     11. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 9 hereof.

     12. Modification and Waiver. Except as contemplated by Section 3(c), no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     13. Survival, Successors and Assigns. The Indemnitee’s rights under this Agreement shall continue after the Indemnitee has ceased acting as an Agent of the Company. The terms of this Agreement shall be binding on and inure to the benefit of the Company and its successors and assigns and shall be binding on and inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.

     14. Gender. The masculine, feminine or neuter pronouns used herein shall be interpreted without regard to gender, and the use of the singular or plural shall be deemed to include the other whenever the context so requires.

     15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and received by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. All notice to either party will be sent to the applicable address below, or as subsequently modified by written notice.

     If to the Company:

Coinmach Service Corp.
303 Sunnyside Blvd., Suite 70
Plainview, NY 11803
Attention: Robert M. Doyle

     If to Indemnitee, at such Indemnitee’s primary address listed in the records of the Company.

     16. Governing Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed exclusively by and construed according to the laws of the State of Delaware without regard to principles of conflicts of laws.

     17. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

COINMACH SERVICE CORP.

By:	/s/ Stephen R. Kerrigan

Title:	Chief Executive Officer

INDEMNITEE:	/s/ Bruce V. Rauner

INDEMNITY AGREEMENT

     This Indemnity Agreement, dated as of November 24, 2004 (the “Agreement”) is made by and between Coinmach Service Corp., a Delaware corporation (the “Company”) and John R. Scheessele, (the “Indemnitee”).

RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by adequate indemnification, due to increased exposure to litigation costs and risk resulting from their service to such corporations, and due to the fact that the exposure may bear no reasonable relationship to the compensation of such directors and officers;

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

     C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation may be beyond the personal resources of directors and officers;

     D. The Board of Directors of the Company (the “Board”) has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and to encourage such individuals to make the business decisions necessary or appropriate for the success of the Company and its Subsidiaries (as defined in Section 1 below), it is necessary for the Company to contractually indemnify its directors and certain of its officers, and certain of the directors and officers of its Subsidiaries, and to assume for itself maximum permissible liability for Expenses, losses, liabilities and damages in connection with claims against such officers and directors relating to their service in such capacities, and has further concluded that the failure to provide such contractual indemnification could result in significant harm to the Company and its Subsidiaries and the Company’s stockholders;

     E. The provisions of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) specifically state that the rights to indemnification and payment of expenses described therein are not exclusive, and thereby contemplate that contracts with respect to indemnification and payment of Expenses by the Company and similar obligations of the Company may be entered into by and between the Company and persons entitled to such rights described in the Certificate of Incorporation; and

     F. The Company desires the Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more of its Subsidiaries without undue concern for claims for damages arising out of or related to such services to the Company and/or one or more of its Subsidiaries.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

     (a) Agent. “Agent” means any person who (i) is or was a director, officer, employee, or other agent of the Company or a Subsidiary of the Company, (ii) is or was serving at the request of, for the convenience of, or to represent the “interest of the Company” or a Subsidiary of the Company as a director, officer, trustee, partner, employee, fiduciary or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity or enterprise or (iii) is or was serving in any capacity with respect to any employee, fiduciary benefits plans of the Company or any Subsidiary. For purposes of subsection (ii) of this Section 1(a), if Indemnitee is serving or has served as a director, officer, trustee, partner, employee, fiduciary or agent of a Subsidiary, Indemnitee shall be deemed to be serving at the request of the Company.

     (b) Controlled. “Controlled” means subject to the power to exercise a controlling influence over the management or policies of a corporation, partnership, joint venture, trust or other entity.

     (c) Expenses. “Expenses” includes all direct and indirect costs, fees and expenses of any type or nature whatsoever (including, without limitation, attorneys’ fees and related disbursements and retainers, other out-of-pocket costs such as fees and disbursements of expert witnesses, private investigators and professional advisors, court costs, transcript costs, fees of experts, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services and other disbursements and Expenses and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Company or any third party) actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense, settlement or appeal of, or otherwise related to a Proceeding or establishing or enforcing a right to indemnification under this Agreement or otherwise.

     (d) Proceeding. “Proceeding” means any threatened, pending, or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal or any other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 6 of this Agreement to enforce Indemnitee’s rights hereunder.

     (e) Subsidiary. “Subsidiary” means (i) any corporation of which 50% or more of the outstanding voting securities are owned directly or indirectly by the Company, or which is otherwise controlled by the Company, (ii) any partnership, joint venture, limited liability company, trust or other entity of which 50% or more of the equity interest is owned directly or indirectly by the Company, or which is otherwise controlled by the

Company or (iii) the Company owns a general partner or managing member or similar interest.

     2. Agreement To Serve. The Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent of the Company; provided, however, that nothing contained in this Agreement is intended to or shall (i) restrict the ability of the Indemnitee to resign at any time and for any reason from any current or future position or positions, (ii) create any right to continued employment of the Indemnitee in any current or future position or positions, or (iii) restrict the ability of the Company to terminate the employment or agency of Indemnitee at any time and for any reason (subject to compliance with the terms of any employment or other applicable agreement to which the Company (or any of its Subsidiaries) and the Indemnitee are parties).

     3. Indemnification as Agent.

     (a) Third Party Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity or otherwise at the request of the Company or any of its officers, directors, or stockholders, the Company shall indemnify and hold harmless the Indemnitee against any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or Proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding, or any claim, issue or matter in such a Proceeding by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such Proceeding, claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Section 6(c) below) that Indemnitee (i) did not act in good faith, or (ii) did not act in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, or (iii) with respect to any criminal Proceeding, had reasonable cause to believe his conduct was unlawful.

     (b) Derivative Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify and hold harmless the Indemnitee against any amounts paid in settlement of any such Proceeding and any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made with respect to any claim, issue or matter as to which such person has been finally adjudged to have been liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses as the court shall deem proper.

     (c) Scope of Indemnification. If the General Corporation Law of the State of Delaware (the “Delaware Law”) or any other applicable law is amended after the date hereof to permit the Company to indemnify Indemnitee for Expenses or liabilities, or to indemnify Indemnitee with respect to any action or Proceeding, not contemplated by this Agreement, then this Agreement (without any further action be either party hereto) shall automatically be deemed to be amended to require that the Company indemnify Indemnitee to the fullest extent permitted by the Delaware Law.

     4. Advancement of Expenses. Subject to Sections 7(a) and (b) below, the Company shall advance all Expenses actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of, or otherwise related to any Proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an Agent of the Company. Indemnitee hereby agrees to repay such amounts advanced if it shall ultimately be determined pursuant to Section 6 below that the Indemnitee is not entitled to be indemnified by the Company.

     5. Indemnification Procedures.

     (a) Notice by Indemnitee. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, provide written notice to the Company of the commencement or threat of commencement thereof; provided that the failure to give such notice shall not impair Indemnitee’s rights under this Agreement.

     (b) Notice to Insurer. If, at the time of the receipt of a notice of the commencement of a Proceeding pursuant to Section 5(a) above, the Company has in effect an insurance policy or policies providing directors’ and officers’ liability insurance, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

     (c) Assumption of Defense. In the event the Company shall be obligated to pay the Expenses of the Indemnitee with respect to any Proceeding, the Company shall be entitled to assume the defense of such Proceeding, with counsel of its choosing, upon the delivery to the Indemnitee of written notice of its election to do so, which written notice shall be delivered within ten (10) calendar days after receipt of written notice of the Proceeding pursuant to Section 5(a) above. After delivery of such notice, the Company will not be liable to the Indemnitee under this Agreement for any fees and Expenses of counsel which are subsequently incurred by the Indemnitee with respect to the same Proceeding; provided, however, that the Indemnitee shall have the right to employ his counsel in any such Proceeding at the Indemnitee’s expense; and provided further, that if (i) the employment of counsel by the Indemnitee has been previously authorized by the Company, or (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or that Indemnitee may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding in a timely manner, then, in any such case, the fees and Expenses of Indemnitee’s counsel shall be at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee’s choice, at the expense of the Company, to represent Indemnitee in connection with any such matter. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 5(c) shall not apply to a Proceeding brought by Indemnitee under Section 6 below or pursuant to Section 7(a) or (b) below.

     (d) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee. Indemnitee shall execute all documents required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights.

     (e) Cooperation by Indemnitee. Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

     6. Determination of Right to Indemnification.

     (a) Successful Proceeding. To the extent the Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding referred to in Section 3 above, the Company shall indemnify the Indemnitee against any and all Expenses actually and reasonably incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against any and all Expenses actually and reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter.

     (b) Other Proceeding. In the event that Section 6(a) above is inapplicable, or applicable only in part, the Company shall nevertheless indemnify the Indemnitee unless it is determined in a form described below that the Indemnitee has not met the applicable standard of conduct set forth in Section 3 above, if any, which entitles Indemnitee to such indemnification.

     (c) Forum in Event of Dispute. The Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under Section 6(b) hereof that the Indemnitee is not entitled to indemnification will be heard, from among the following (subject to provisions of applicable law):

     (i) by a majority vote of the directors of the Board who are not parties to such Proceeding, even though less than a quorum; or

     (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

     (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

     (iv) by the stockholders.

     (d) Submission of Company’s Claim. As soon as practicable, and in no event later than thirty (30) days after written notice of the Indemnitee’s choice of forum pursuant to Section 6(c) above, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee’s counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification. The Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

     (e) Appeal to Court. Notwithstanding a determination by any forum listed in Section 6(c) above that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee’s right to indemnification pursuant to this Agreement.

     (f) Indemnity for Expenses in Enforcement of Agreement. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing or Proceeding under this Section 6 involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other Proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that the claims and/or defenses of the Indemnitee in any such Proceeding was frivolous or made in bad faith.

     (g) Effect of Certain Resolutions. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee’s action was unlawful.

     (h) Failure To Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of indemnification hereunder or the advancement of Expenses under this Agreement shall not be a defense in any action brought under Section 6 above, and shall not create a presumption that such indemnification or advancement is not permissible.

     7. Exceptions.

     (a) Excluded Action or Omissions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

     (b) Claims Initiated by Indemnitee. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify or advance Expenses to the Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense or counterclaims asserted by Indemnitee in any Proceeding brought against Indemnitee, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the General Corporation Law of the State of Delaware, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board finds it to be appropriate.

     (c) Lack of Good Faith. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any Proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding was frivolous or made in bad faith.

     (d) Unauthorized Settlements. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any amount paid in settlement of a Proceeding effected without the prior written consent of the Company. The Company agrees not to unreasonably withhold its consent to any settlement.

     (e) No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     8. Non-exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Certificate of Incorporation or Amended and Restated Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and as to action in another capacity while occupying a position as an Agent of the Company.

     9. Interpretation of Agreement; Scope. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by applicable law. The benefits of this Agreement shall inure to the Indemnitee both with respect to acts done or not done by him both before and after this date.

     10. Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

     11. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 9 hereof.

     12. Modification and Waiver. Except as contemplated by Section 3(c), no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     13. Survival, Successors and Assigns. The Indemnitee’s rights under this Agreement shall continue after the Indemnitee has ceased acting as an Agent of the Company. The terms of this Agreement shall be binding on and inure to the benefit of the Company and its successors and assigns and shall be binding on and inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.

     14. Gender. The masculine, feminine or neuter pronouns used herein shall be interpreted without regard to gender, and the use of the singular or plural shall be deemed to include the other whenever the context so requires.

     15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and received by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. All notice to either party will be sent to the applicable address below, or as subsequently modified by written notice.

     If to the Company:

Coinmach Service Corp.
303 Sunnyside Blvd., Suite 70
Plainview, NY 11803
Attention: Robert M. Doyle

     If to Indemnitee, at such Indemnitee’s primary address listed in the records of the Company.

     16. Governing Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed exclusively by and construed according to the laws of the State of Delaware without regard to principles of conflicts of laws.

     17. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

COINMACH SERVICE CORP.

By:	/s/ Stephen R. Kerrigan

Title:	Chief Executive Officer

INDEMNITEE:	/s/ John R. Scheessele

INDEMNITY AGREEMENT

     This Indemnity Agreement, dated as of November 24, 2004 (the “Agreement”) is made by and between Coinmach Service Corp., a Delaware corporation (the “Company”) and Stephen R. Kerrigan, (the “Indemnitee”).

RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by adequate indemnification, due to increased exposure to litigation costs and risk resulting from their service to such corporations, and due to the fact that the exposure may bear no reasonable relationship to the compensation of such directors and officers;

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

     C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation may be beyond the personal resources of directors and officers;

     D. The Board of Directors of the Company (the “Board”) has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and to encourage such individuals to make the business decisions necessary or appropriate for the success of the Company and its Subsidiaries (as defined in Section 1 below), it is necessary for the Company to contractually indemnify its directors and certain of its officers, and certain of the directors and officers of its Subsidiaries, and to assume for itself maximum permissible liability for Expenses, losses, liabilities and damages in connection with claims against such officers and directors relating to their service in such capacities, and has further concluded that the failure to provide such contractual indemnification could result in significant harm to the Company and its Subsidiaries and the Company’s stockholders;

     E. The provisions of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) specifically state that the rights to indemnification and payment of expenses described therein are not exclusive, and thereby contemplate that contracts with respect to indemnification and payment of Expenses by the Company and similar obligations of the Company may be entered into by and between the Company and persons entitled to such rights described in the Certificate of Incorporation; and

     F. The Company desires the Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more of its Subsidiaries without undue concern for claims for damages arising out of or related to such services to the Company and/or one or more of its Subsidiaries.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

     (a) Agent. “Agent” means any person who (i) is or was a director, officer, employee, or other agent of the Company or a Subsidiary of the Company, (ii) is or was serving at the request of, for the convenience of, or to represent the “interest of the Company” or a Subsidiary of the Company as a director, officer, trustee, partner, employee, fiduciary or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity or enterprise or (iii) is or was serving in any capacity with respect to any employee, fiduciary benefits plans of the Company or any Subsidiary. For purposes of subsection (ii) of this Section 1(a), if Indemnitee is serving or has served as a director, officer, trustee, partner, employee, fiduciary or agent of a Subsidiary, Indemnitee shall be deemed to be serving at the request of the Company.

     (b) Controlled. “Controlled” means subject to the power to exercise a controlling influence over the management or policies of a corporation, partnership, joint venture, trust or other entity.

     (c) Expenses. “Expenses” includes all direct and indirect costs, fees and expenses of any type or nature whatsoever (including, without limitation, attorneys’ fees and related disbursements and retainers, other out-of-pocket costs such as fees and disbursements of expert witnesses, private investigators and professional advisors, court costs, transcript costs, fees of experts, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services, secretarial services and other disbursements and Expenses and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Company or any third party) actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense, settlement or appeal of, or otherwise related to a Proceeding or establishing or enforcing a right to indemnification under this Agreement or otherwise.

     (d) Proceeding. “Proceeding” means any threatened, pending, or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal or any other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to Section 6 of this Agreement to enforce Indemnitee’s rights hereunder.

     (e) Subsidiary. “Subsidiary” means (i) any corporation of which 50% or more of the outstanding voting securities are owned directly or indirectly by the Company, or which is otherwise controlled by the Company, (ii) any partnership, joint venture, limited liability company, trust or other entity of which 50% or more of the equity interest is owned directly or indirectly by the Company, or which is otherwise controlled by the

Company or (iii) the Company owns a general partner or managing member or similar interest.

     2. Agreement To Serve. The Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent of the Company; provided, however, that nothing contained in this Agreement is intended to or shall (i) restrict the ability of the Indemnitee to resign at any time and for any reason from any current or future position or positions, (ii) create any right to continued employment of the Indemnitee in any current or future position or positions, or (iii) restrict the ability of the Company to terminate the employment or agency of Indemnitee at any time and for any reason (subject to compliance with the terms of any employment or other applicable agreement to which the Company (or any of its Subsidiaries) and the Indemnitee are parties).

     3. Indemnification as Agent.

     (a) Third Party Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity or otherwise at the request of the Company or any of its officers, directors, or stockholders, the Company shall indemnify and hold harmless the Indemnitee against any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or Proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding, or any claim, issue or matter in such a Proceeding by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such Proceeding, claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Section 6(c) below) that Indemnitee (i) did not act in good faith, or (ii) did not act in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, or (iii) with respect to any criminal Proceeding, had reasonable cause to believe his conduct was unlawful.

     (b) Derivative Actions. If the Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify and hold harmless the Indemnitee against any amounts paid in settlement of any such Proceeding and any and all Expenses, losses and liabilities of any type whatsoever (including, but not limited to, judgments, damages, liabilities, losses, fines, excise taxes, penalties and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of, or otherwise related to such Proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made with respect to any claim, issue or matter as to which such person has been finally adjudged to have been liable to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such Expenses as the court shall deem proper.

     (c) Scope of Indemnification. If the General Corporation Law of the State of Delaware (the “Delaware Law”) or any other applicable law is amended after the date hereof to permit the Company to indemnify Indemnitee for Expenses or liabilities, or to indemnify Indemnitee with respect to any action or Proceeding, not contemplated by this Agreement, then this Agreement (without any further action be either party hereto) shall automatically be deemed to be amended to require that the Company indemnify Indemnitee to the fullest extent permitted by the Delaware Law.

     4. Advancement of Expenses. Subject to Sections 7(a) and (b) below, the Company shall advance all Expenses actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of, or otherwise related to any Proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an Agent of the Company. Indemnitee hereby agrees to repay such amounts advanced if it shall ultimately be determined pursuant to Section 6 below that the Indemnitee is not entitled to be indemnified by the Company.

     5. Indemnification Procedures.

     (a) Notice by Indemnitee. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, provide written notice to the Company of the commencement or threat of commencement thereof; provided that the failure to give such notice shall not impair Indemnitee’s rights under this Agreement.

     (b) Notice to Insurer. If, at the time of the receipt of a notice of the commencement of a Proceeding pursuant to Section 5(a) above, the Company has in effect an insurance policy or policies providing directors’ and officers’ liability insurance, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

     (c) Assumption of Defense. In the event the Company shall be obligated to pay the Expenses of the Indemnitee with respect to any Proceeding, the Company shall be entitled to assume the defense of such Proceeding, with counsel of its choosing, upon the delivery to the Indemnitee of written notice of its election to do so, which written notice shall be delivered within ten (10) calendar days after receipt of written notice of the Proceeding pursuant to Section 5(a) above. After delivery of such notice, the Company will not be liable to the Indemnitee under this Agreement for any fees and Expenses of counsel which are subsequently incurred by the Indemnitee with respect to the same Proceeding; provided, however, that the Indemnitee shall have the right to employ his counsel in any such Proceeding at the Indemnitee’s expense; and provided further, that if (i) the employment of counsel by the Indemnitee has been previously authorized by the Company, or (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or that Indemnitee may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such Proceeding, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding in a timely manner, then, in any such case, the fees and Expenses of Indemnitee’s counsel shall be at the expense of the Company. In addition, if the Company fails to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or Proceeding to deny or to recover from Indemnitee the benefits intended to be provided to Indemnitee hereunder, Indemnitee shall have the right to retain counsel of Indemnitee’s choice, at the expense of the Company, to represent Indemnitee in connection with any such matter. The Company shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which (i) includes an admission of fault of Indemnitee or (ii) does not include, as an unconditional term thereof, the full release of Indemnitee from all liability in respect of such Proceeding, which release shall be in form and substance reasonably satisfactory to Indemnitee. This Section 5(c) shall not apply to a Proceeding brought by Indemnitee under Section 6 below or pursuant to Section 7(a) or (b) below.

     (d) Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee. Indemnitee shall execute all documents required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights.

     (e) Cooperation by Indemnitee. Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

     6. Determination of Right to Indemnification.

     (a) Successful Proceeding. To the extent the Indemnitee has been successful, on the merits or otherwise, in the defense of any Proceeding referred to in Section 3 above, the Company shall indemnify the Indemnitee against any and all Expenses actually and reasonably incurred by him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against any and all Expenses actually and reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter.

     (b) Other Proceeding. In the event that Section 6(a) above is inapplicable, or applicable only in part, the Company shall nevertheless indemnify the Indemnitee unless it is determined in a form described below that the Indemnitee has not met the applicable standard of conduct set forth in Section 3 above, if any, which entitles Indemnitee to such indemnification.

     (c) Forum in Event of Dispute. The Indemnitee shall be entitled to select the forum in which the validity of the Company’s claim under Section 6(b) hereof that the Indemnitee is not entitled to indemnification will be heard, from among the following (subject to provisions of applicable law):

     (i) by a majority vote of the directors of the Board who are not parties to such Proceeding, even though less than a quorum; or

     (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

     (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

     (iv) by the stockholders.

     (d) Submission of Company’s Claim. As soon as practicable, and in no event later than thirty (30) days after written notice of the Indemnitee’s choice of forum pursuant to Section 6(c) above, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee’s counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification. The Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

     (e) Appeal to Court. Notwithstanding a determination by any forum listed in Section 6(c) above that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, the Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee’s right to indemnification pursuant to this Agreement.

     (f) Indemnity for Expenses in Enforcement of Agreement. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing or Proceeding under this Section 6 involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other Proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that the claims and/or defenses of the Indemnitee in any such Proceeding was frivolous or made in bad faith.

     (g) Effect of Certain Resolutions. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create a presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee’s action was unlawful.

     (h) Failure To Act Not a Defense. The failure of the Company (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of indemnification hereunder or the advancement of Expenses under this Agreement shall not be a defense in any action brought under Section 6 above, and shall not create a presumption that such indemnification or advancement is not permissible.

     7. Exceptions.

     (a) Excluded Action or Omissions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

     (b) Claims Initiated by Indemnitee. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify or advance Expenses to the Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense or counterclaims asserted by Indemnitee in any Proceeding brought against Indemnitee, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the General Corporation Law of the State of Delaware, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board finds it to be appropriate.

     (c) Lack of Good Faith. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any Expenses incurred by the Indemnitee with respect to any Proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding was frivolous or made in bad faith.

     (d) Unauthorized Settlements. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for any amount paid in settlement of a Proceeding effected without the prior written consent of the Company. The Company agrees not to unreasonably withhold its consent to any settlement.

     (e) No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     8. Non-exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Certificate of Incorporation or Amended and Restated Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and as to action in another capacity while occupying a position as an Agent of the Company.

     9. Interpretation of Agreement; Scope. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by applicable law. The benefits of this Agreement shall inure to the Indemnitee both with respect to acts done or not done by him both before and after this date.

     10. Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

     11. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 9 hereof.

     12. Modification and Waiver. Except as contemplated by Section 3(c), no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     13. Survival, Successors and Assigns. The Indemnitee’s rights under this Agreement shall continue after the Indemnitee has ceased acting as an Agent of the Company. The terms of this Agreement shall be binding on and inure to the benefit of the Company and its successors and assigns and shall be binding on and inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.

     14. Gender. The masculine, feminine or neuter pronouns used herein shall be interpreted without regard to gender, and the use of the singular or plural shall be deemed to include the other whenever the context so requires.

     15. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and received by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. All notice to either party will be sent to the applicable address below, or as subsequently modified by written notice.

     If to the Company:

Coinmach Service Corp.
303 Sunnyside Blvd., Suite 70
Plainview, NY 11803
Attention: Robert M. Doyle

     If to Indemnitee, at such Indemnitee’s primary address listed in the records of the Company.

     16. Governing Law. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed exclusively by and construed according to the laws of the State of Delaware without regard to principles of conflicts of laws.

     17. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

COINMACH SERVICE CORP.

By:	/s/ Robert M. Doyle

Title:	Chief Financial Officer, Senior Vice President, Secretary and Treasurer

INDEMNITEE:	/s/ Stephen R. Kerrigan